UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

August 31, 2009

Date of Report (date of earliest event reported)

Overstock.com, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-49799	87-0634302
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6350 South 3000 East

Salt Lake City, Utah 84121

(Address of principal executive offices)

(801) 947-3100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

On August 31, 2009 Overstock.com, Inc. (the “Company”) entered into a Tolling and Standstill Agreement (the “Agreement”) with the Overstock.com, Inc. Employee Benefits Committee (the “Committee”) relating to the Overstock.com, Inc. 401(k) plan (the “Plan”).

As previously disclosed, the Company has determined that it may have issued more shares of its common stock (“Common Stock”) to the Plan for the benefit of Plan participants than had been registered with the Securities and Exchange Commission for issuance to or in connection with the Plan.  The Company intends to make a rescission offer to affected participants in the Plan who acquired shares of Overstock Common Stock between July 1, 2008 and June 30, 2009 but has determined that it is unable to do so at the present time.  Consequently, the Company and the Committee entered into the Agreement in order to preserve certain rights, if any, of Plan participants who acquired shares of Overstock Common Stock in the Plan between July 1, 2008 and June 30, 2009.

The Agreement is filed as Exhibit 10.1 to this Report on Form 8-K, and reference is hereby made to the text of the Agreement for a more complete description of its terms.

Item 9.01                                             Financial Statements and Exhibits

(d)                                 Exhibits.                10.1         Tolling and Standstill Agreement dated August 31, 2009.

Certain statements contained in this Form 8-K, including statements regarding the Company’s intention to make a rescission offer to certain participants in the Company’s 401(k) plan, are “forward-looking statements.” The Company may ultimately determine that it is unable or unwilling to make a rescission offer as contemplated by the Tolling Agreement discussed above.  In addition, there are risks that the Company faces that could cause actual results to be materially different from those that may be set forth in forward-looking statements made by the Company. There also may be additional risks that the Company does not presently know or that it currently believes are immaterial which could also impair its business and results of operations. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Additional information regarding factors that could materially affect results and the accuracy of the forward-looking statements contained herein may be found in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSTOCK.COM, INC.

By:	/s/ Stephen J. Chesnut
Stephen J. Chesnut
Senior Vice President, Finance
Date: August 31, 2009